Leases - Operating Lease Costs and Other Information (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Lease Cost:
Operating leases	$ 6	$ 7	$ 11
Variable lease costs	2	2	2
Sublease income	(3)	(4)	(5)
Net Lease Cost	5	5	8
Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$ 6	$ 7	$ 10
Weighted average lease term	5 years	5 years	6 years
Weighted average discount rate	3.70%	3.60%	3.60%